SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 31, 2004

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado		80401
(Address of principal executive offices)		Zip Code

(303) 235-9000
(Registrant’s telephone number)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01. Entry into a Material Definitive Agreement

From August 31 through September 2, 2004, ACT Teleconferencing, Inc. (the “Company”) entered into Stock and Warrant Purchase Agreements (collectively, the “Agreements”) with institutional investors.  Pursuant to the terms of these Agreements, the Company issued an aggregate of 812,700 shares of its common stock to the various investors at a price of $1.10 per share. The Company also issued Warrants to the investors to purchase an aggregate of 163,000 shares of the Company’s common stock, on or before September 3, 2009, at an initial exercise price of $1.50 per share, subject to adjustment.  The Company received gross proceeds of $894,000 for the sale of securities pursuant to the Agreements.

The Agreements provide that the Company will file a registration statement with the U.S. Securities and Exchange Commission within 30 days of the closing of the transactions contemplated by the Agreements, and require that the Company use its best efforts to cause the registration statement to become effective within 120 days of the filing.  In the event the registration statement is not declared effective on or before the 90th day following the closing date of the transactions contemplated by the Agreements or in the event of certain other registration defaults, the Company must pay certain penalties to the investors.

The Agreements also provide the investors with the right to participate in future equity financings by the Company for a period of 12 months, and restrict the Company's ability to issue additional common stock within 30 days of the closing of the transactions contemplated by the Agreements.

Item 3.02. Unregistered Sales of Equity Securities

The disclosures included in Item 1.01 are incorporated into this Item 3.02 by reference.

The sale of securities pursuant to the Agreements was exempt from the registration requirements of the Securities Act of 1933 (the “Act”) pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. Each investor is an "accredited investor" under the Act, and the securities were sold without any general solicitation by the Company or its representatives.

Item 9.01 Financial Statements and Exhibits

The Exhibit index on page 3 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.
(Registrant)

Date: September 3, 2004	By:	/s/Gene Warren
Gene Warren
Chief Executive Officer

Exhibit Index

(All exhibits are filed electronically)

Exhibit 99.1 - Form of Stock and Warrant Purchase Agreement

Exhibit 99.2 - Annex I to Stock and Warrant Purchase Agreements

Exhibit 99.3 - Form of Stock Purchase Warrant

Exhibit 99.4 - Press Release dated September 3, 2004.